Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ethema Health Corporation, a Colorado corporation (the “Company”), on Form 10-Q for the nine months ended September 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shawn E. Leon, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Shawn E. Leon
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)
November 22, 2021